EXHIBIT 10.32
FIFTH AMENDMENT TO TRUST AGREEMENT NO. 8
This Fifth Amendment to Trust Agreement No. 8 is entered into effective as of October 28, 2015 by and between Cliffs Natural Resources Inc., f/k/a Cleveland-Cliffs Inc., an Ohio corporation (the “Company”), and KeyBank National Association, the successor in interest to Key Trust Company of Ohio, N.A., a national banking association, as Trustee (the “Trustee”). Capitalized terms not defined herein shall have the meanings assigned to such terms in Trust Agreement No. 8.
WITNESSETH
WHEREAS, on April 9, 1991 the Company and the Trustee entered into Trust Agreement No. 8;
WHEREAS, Section 12 of Trust Agreement No. 8 provides that such Trust Agreement may be amended by the Company and the Trustee;
WHEREAS, Section 9(c) of Trust Agreement No. 8 provides that Exhibit A thereto may be amended by the Company by providing to the Trustee an amendment thereto;
WHEREAS, Section 12(b) of Trust Agreement No. 8 provides that the Trust shall terminate on the date on which the Trust no longer contains any assets, or, if earlier, the date on which each Director is entitled to no further payments thereunder;
WHEREAS, Section 12(c) of Trust Agreement No. 8 provides that any assets remaining in the Trust shall be returned to the Company; and
NOW, THEREFORE, the Company and the Trustee hereby amend Trust Agreement No. 8 to provide as follows:

1.	Exhibit A is amended in its entirety to read as attached hereto, to clarify that no Director is entitled to further payments under the Trust Agreement No. 8.

2.	In accordance with Section 12(b) of Trust Agreement No. 8, the Trust is hereby terminated.

3.	In accordance with Section 12(c) any assets remaining in the Trust shall be returned to the Company.

IN WITNESS WHEREOF, the Company and the Trustee have caused counterparts of this Fifth Amendment to be executed on this 24th day of November, 2015, each of which shall be an original Amendment.

CLIFFS NATURAL RESOURCES INC.

By:	/s/ James D. Graham
Title:	Executive Vice President, Chief Legal Officer and Secretary

KEYBANK NATIONAL ASSOCIATION, AS TRUSTEE

By:	/s/ Lester Dryja
Title:	Vice President

By:	/s/ Thor Haraldsson
Title:	Senior Vice President

EXHIBIT A

Effective October 28, 2015

CLIFFS NATURAL RESOURCES INC.
PARTICIPANTS IN RETIREMENT PLAN FOR NON-EMPLOYEE DIRECTORS

No Participants